UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2009 (December 10, 2009)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.
          Effectiveness of Plan
          As previously disclosed, on November 1, 2009 (the “Petition Date”), CIT Group Inc. (the “Company”) and CIT Group Funding Company of Delaware LLC (“Delaware Funding”) (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). On December 8, 2009, the Bankruptcy Court held a hearing and entered an order (the “Confirmation Order”) confirming the Modified Second Amended Prepackaged Reorganization Plan of the Company and Delaware Funding (the “Plan”).
          On December 10, 2009, the Plan became effective and the Debtors emerged from reorganization proceedings under the Bankruptcy Code.
          The description of the Plan in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such document. A copy of the Plan is filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on December 9, 2009, and is incorporated by reference herein.
          Issuance of New Notes
          On December 10, 2009, the Company closed its issuance of approximately $21.04 billion principal amount of its 7.0% Series A Second-Priority Secured Notes due each year from 2013 to 2017 (the “Series A Notes”) and Delaware Funding closed its issuance of approximately $2.15 billion principal amount of its 10.25% Series B Second-Priority Secured Notes due each year from 2013 to 2017 (the “Series B Notes”). The Series A Notes were issued pursuant to an indenture, dated as of December 10, 2009 (“Series A Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (“Trustee”), as supplemented by the first supplemental indenture, dated as of December 10, 2009 (“Series A Supplemental Indenture” and, together with the Series A Base Indenture, “Series A Indenture”), between the Company, certain Guarantors named therein and the Trustee. The Series B Notes were issued pursuant to an indenture dated as of December 10, 2009 (“Series B Base Indenture”), between Delaware Funding and the Trustee, as supplemented by the first supplemental indenture, dated as of December 10, 2009 (“Series B Supplemental Indenture” and, together with the Series B Base Indenture, “Series B Indenture”), between Delaware Funding, the Company, certain other Guarantors named therein and the Trustee. The Series A Base Indenture is attached as Exhibit 4.1, the Series A Supplemental Indenture is attached as Exhibit 4.2, the Series B Base Indenture is attached as Exhibit 4.3 and the Series B Supplemental Indenture is attached as Exhibit 4.4 to this report, and each of the Exhibits 4.1, 4.2, 4.3 and 4.4 is incorporated by reference herein.
          The Series A Notes are general obligations of the Company and will bear interest at a rate of 7.0% per annum. With respect to the Series A Notes due 2013 and 2014, interest will be payable quarterly in arrears on each January 10, April 10, July 10 and October 10, commencing January 10, 2010. With respect to the Series A Notes due 2015 and 2016, interest will be payable quarterly in arrears on each February 10, May 10, August 10 and November 10, commencing February 10, 2010. With respect to the Series A Notes due 2017, interest will be payable quarterly in arrears on each March 10, June 10, September 10 and December 10, commencing March 10, 2010.
          The Series B Notes are general obligations of Delaware Funding and will bear interest at a rate of 10.25% per annum. With respect to the Series B Notes due 2013 and 2014, interest will be payable quarterly in arrears on each January 10, April 10, July 10 and October 10, commencing January 10, 2010, with respect to the Series B Notes due 2015 and 2016, interest will be payable quarterly in arrears on each February 10, May 10, August 10 and November 10, commencing February 10, 2010 and with respect to the Series B Notes due 2017, interest will be payable quarterly in arrears on each March 10, June 10, September 10 and December 10, commencing March 10, 2010.

          The Series A Notes will be secured by second-priority security interests in substantially all of the assets securing the Senior Credit Facility (as described below). The Series B Notes will be secured by second-priority security interests in substantially all of the assets securing the Senior Credit Facility. The Series B Notes are further secured by Delaware Funding’s pledge of five intercompany notes issued by CIT Financial Ltd., which are the primary assets of Delaware Funding.
          The Series A Indenture and Series B Indenture limit the ability of the Company, Delaware Funding and the Company’s restricted subsidiaries to make restricted payments, incur indebtedness, issue preferred stock, incur liens, enter into sale and leaseback transactions, create dividend restrictions and other payment restrictions that affect the Company’s subsidiaries, sell assets, enter into transactions with affiliates, and issue guarantees of indebtedness, in each case subject to certain qualifications set forth in each Indenture.
          In the event of a Change of Control (as defined in each Indenture), holders of the Series A Notes and Series B Notes will have the right to require the Company or Delaware Funding, as applicable, to repurchase all or a portion of the Series A Notes or Series B Notes, as applicable, at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the date of such repurchase.
          The Company or Delaware Funding, as applicable, may redeem all or a portion of the Series A Notes or the Series B Notes, as applicable, on or after January 1, 2010, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any.
          Amendment to Senior Credit Facility
          As part of the Plan, the Company has entered into a First Amendment (the “First Amendment”) to the Second Amended and Restated Credit and Guaranty Agreement, dated as of October 28, 2009 (the “Senior Credit Facility”), by and among the Company and certain of its subsidiaries, Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.
          The First Amendment: (i) permits the granting by the Company of liens on its assets to secure the Senior Credit Facility (the “CIT Lien”); (ii) permits the Company, in connection with the granting of the CIT Lien, to grant liens to secure certain existing indebtedness and other obligations of the Company that benefit from an existing equal and ratable provision; (iii) permits the Company or a restricted subsidiary to provide cash collateral to secure obligations of a foreign subsidiary in China (guaranteed by the Company) under an existing foreign revolving credit facility of such foreign subsidiary in connection with a forbearance agreement with its lenders under such foreign facility, (iv) permits the voluntary prepayment of such foreign facility; (v) makes certain amendments to the cash sweep provisions in the Senior Credit Facility by reducing the excess cash sweep amount from $2,000,000,000 to $1,500,000,000 and by reducing the amount permitted to be deducted from the cash sweep by the amount of cash collateral pledged to secure the foreign facility described above; and (vi) makes certain other clarifications and corrections.
          The First Amendment is attached as Exhibit 10.1 to this report, and Exhibit 10.1 is incorporated by reference herein.
          The above description is qualified in its entirety by reference to the terms of the Series A Base Indenture, the Series A Supplemental Indenture, the Series B Base Indenture, the Series B Supplemental Indenture and the First Amendment attached hereto as exhibits.

Item 1.02	Termination of a Material Definitive Agreement.
          On December 10, 2009 (the “Effective Date”), by operation of the Plan (other than certain long-dated notes described below) all the outstanding unsecured debt securities of the Company were cancelled, and the indentures listed below governing such unsecured debt securities were terminated (except that such unsecured debt securities and the indentures continue in effect solely for the purposes of allowing the holders of such unsecured debt securities to receive the distributions provided for under the Plan and of preserving certain rights of the indenture trustees with respect to trustee expenses (including, without limitation, any indemnification rights provided by the indentures)):

•	Indenture dated as of August 26, 2002, by and among the Company, J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, and Bank One NA, London Branch, as London paying agent and London calculation agent, for the issuance of unsecured and unsubordinated debt securities;
•	First Supplemental Indenture, dated as of October 1, 2009, to the Indenture, dated as of August 26, 2002, between the Company, The Bank of New York Mellon (as successor to J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A.), as trustee, and The Bank of New York Mellon (as successor to Bank One, N.A., London Branch), as London paying agent and London calculation agent;
•	Indenture, dated as of September 24, 1998, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee;
•	First Supplemental Indenture, dated as of June 1, 2001, to the Indenture, dated as of September 24, 1998, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee;
•	Second Supplemental Indenture, dated as of February 14, 2002, to the Indenture, dated as of September 24, 1998, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee;
•	Third Supplemental Indenture, dated as of July 2, 2002, to the Indenture, dated as of September 24, 1998, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee;
•	Fourth Supplemental Indenture, dated as of October 1, 2009, to the Indenture, dated as of September 24, 1998, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee;
•	Indenture, dated as of October 29, 2004, between the Company and J.P. Morgan Trust Company, National Association, as trustee;
•	First Supplemental Indenture, dated as of October 1, 2009, to the Indenture, dated as of October 29, 2004, between the Company and The Bank of New York Mellon (as successor to J.P. Morgan Trust Company, National Association), as trustee;
•	Indenture, dated as of May 31, 2005, among CIT Group Funding Company of Canada (now known as Delaware Funding), as issuer, the Company, as a guarantor, and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee;
•	First Supplemental Indenture, dated as of October 1, 2009, to the Indenture, dated as of May 31, 2005, among Delaware Funding, as issuer, the Company, as a guarantor, and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee;
•	Second Supplemental Indenture, dated October 23, 2007, to the Indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon, as trustee (as successor to JPMorgan Chase Bank N.A.), for the issuance of senior notes;
•	Indenture, dated as of January 20, 2006, between the Company and JPMorgan Chase Bank, N.A. for the issuance of subordinated debt securities;

•	First Supplemental Indenture, dated as of January 31, 2007, to the Indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon, as trustee (as successor to JPMorgan Chase Bank N.A.), for the issuance of subordinated debt securities;
•	Second Supplemental Indenture, dated as of December 24, 2008, to the Indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon, as trustee (as successor to JPMorgan Chase Bank N.A.), for the issuance of subordinated debt securities;
•	Third Supplemental Indenture, dated as of October 1, 2009, to the Indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon, as trustee (as successor to JPMorgan Chase Bank, N.A.), for the issuance of subordinated debt securities.
•	Indenture, dated as of June 2, 2006, between the Company, JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., London branch, for the issuance of senior notes;
•	First Supplemental Indenture, dated as of February 27, 2007, to the Indenture, dated as of June 2, 2006, between the Company, The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee, and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A., London branch), as issuing and paying agent, calculation agent and authenticating agent;
•	Second Supplemental Indenture, dated as of March 1, 2007, to the Indenture, dated as of June 2, 2006, between the Company, The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee, and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A., London branch), as issuing and paying agent, calculation agent and authenticating agent;
•	Third Supplemental Indenture, dated as of March 1, 2007, to the Indenture, dated as of June 2, 2006, between the Company, The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee, and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A., London branch), as issuing and paying agent, calculation agent and authenticating agent;
•	Fourth Supplemental Indenture, dated as of October 1, 2009, to the Indenture, dated as of June 2, 2006, between the Company, The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee, and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A., London branch), as issuing and paying agent, calculation agent and authenticating agent;
•	Indenture, dated as of June 2, 2006, between the Company, JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., London branch, for the issuance of subordinated notes;
•	Indenture, dated as of November 1, 2006, among CIT Group Funding Company of Canada (now known as Delaware Funding), as issuer, the Company, as guarantor, and The Bank of New York Mellon, as trustee; and
•	First Supplemental Indenture, dated as of October 1, 2009, to the Indenture, dated as of November 1, 2006, among Delaware Funding, as issuer, the Company, as guarantor, and The Bank of New York Mellon, as trustee.
          Holders of the long dated notes listed below that voted against the Plan or did not vote on the Plan and did not elect to receive impaired treatment under the Plan had their portion of such notes reinstated under the Plan. These notes were issued under an indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon, as successor trustee (“BNYM”), for the issuance of senior notes, as supplemented by a first supplemental indenture, dated as of February 13, 2007, between the Company and BNYM, a third supplemental indenture, dated as of October 1, 2009, between the Company and BNYM and a fourth supplemental indenture, dated as of October 16, 2009, between the Company and BNYM.
•	6.25% Notes due August 15, 2021;

•	6.35% Notes due August 15, 2021;
•	6.15% Notes due September 15, 2021;
•	6.25% Notes due September 15, 2021;
•	6.10% Notes due November 15, 2021;
•	6.25% Notes due November 15, 2021;
•	5.85% Notes due December 15, 2021;
•	5.875% Notes due December 15, 2021;
•	5.90% Notes due December 15, 2021;
•	5.95% Notes due March 15, 2022;
•	6.00% Notes due December 15, 2021;
•	5.95% Notes due February 15, 2022;
•	6.00% Notes due February 15, 2022;
•	6.05% Notes due February 15, 2022;
•	5.85% Notes due March 15, 2022;
•	5.90% Notes due March 15, 2022;
•	6.00% Notes due May 15, 2022;
•	6.15% Notes due June 15, 2022;
•	6.20% Notes due June 15, 2022;
•	6.25% Notes due June 15, 2022;
•	6.50% Notes due June 15, 2022;
•	6.50% Notes due August 15, 2022;
•	6.70% Notes due November 15, 2022;
•	6.75% Notes due November 15, 2022;
•	6.75% Notes due December 15, 2022;
•	6.00% Notes due April 1, 2036; and
•	2.83% Notes due April 2, 2036.
Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information set forth above with respect to the issuance of new notes and the amendment to the senior credit facility under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.
Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.
          As disclosed under Item 1.01 of this Current Report on Form 8-K, on the Effective Date and pursuant to the Plan, the Company issued Series A Notes and Series B Notes. Additionally, the Company provided for 600,000,000 shares of authorized new common stock, par value $0.01 per share (“New Common Stock”), of which 200,000,000 shares of such New Common Stock were issued on the Effective Date, and 100,000,000 shares of authorized new preferred stock, par value $0.01 per share, of which no shares were issued on the Effective Date. The Company has reserved 10,526,316 shares of New Common Stock for future issuance under the Amended and Restated CIT Group Inc. Long-Term Incentive Plan.
          Based on the Confirmation Order, the Company relied on Section 1145(a)(1) of the United States Bankruptcy Code to exempt from the registration requirements of the Securities Act of 1933, as amended, the issuance of the new securities.

Item 3.03	Material Modification to Rights of Security Holders.
          As disclosed in Items 1.01 and 1.02 of this Current Report on Form 8-K, on the Effective Date, certain of the Company’s debt securities and indentures were cancelled. In addition, by operation of the Plan, all of the Company’s previously outstanding shares of common stock which traded in the over the counter market under the ticker symbol CITGQ.PK were cancelled on the Effective Date. On the Effective Date, the Company issued the New Common Stock and the Series A Notes and the Series B Notes to certain holders of the Company’s previously outstanding debt as set forth in the Plan.
Section 5 – Corporate Governance and Management

Item 5.01	Changes in Control of Registrant.
          As disclosed in Item 3.03, all equity securities of the Company were cancelled on the Effective Date. As a result of the distributions of the New Common Stock pursuant to the Plan, holders of the Company’s previously outstanding debt held 100% of the outstanding New Common Stock when the Plan became effective.
Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit
Number	Description
4.1	Indenture, dated December 10, 2009, between the Company and Deutsche Bank Trust Company Americas
4.2	First Supplemental Indenture, dated December 10, 2009, between the Company, certain Guarantors named therein and Deutsche Bank Trust Company Americas
4.3	Indenture, dated December 10, 2009, between Delaware Funding and Deutsche Bank Trust Company Americas
4.4	First Supplemental Indenture, dated December 10, 2009, between Delaware Funding, the Company, certain other Guarantors named therein and Deutsche Bank Trust Company Americas
10.1	First Amendment, dated December 10, 2009, to the Second Amended and Restated Credit

Exhibit
Number	Description

and Guaranty Agreement, dated as of October 28, 2009, by and among the Company and certain of its subsidiaries, Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.

Forward-Looking Statement
          This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “target,” and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements reflect the current views of the Company and its management. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties, contingencies, and changes in circumstances, many of which are beyond the Company’s control, that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that could affect actual results and performance include, but are not limited to, potential changes in interest rates, competitive factors and general economic conditions, changes in funding markets, industry cycles and trends, uncertainties associated with risk management, risks associated with residual value of leased equipment, regulatory factors, among others. More detailed information about these factors are described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008, as updated by its Current Report on Form 8-K filed October 1, 2009, and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2009	CIT GROUP INC.
	By:	/s/ Joseph M. Leone
		Name:	Joseph M. Leone
		Title:	Vice Chairman & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Indenture, dated December 10, 2009, between the Company and Deutsche Bank Trust Company Americas
4.2	First Supplemental Indenture, dated December 10, 2009, between the Company, certain Guarantors named therein and Deutsche Bank Trust Company Americas
4.3	Indenture, dated December 10, 2009, between Delaware Funding and Deutsche Bank Trust Company Americas
4.4	First Supplemental Indenture, dated December 10, 2009, between Delaware Funding, the Company, certain other Guarantors named therein and Deutsche Bank Trust Company Americas
10.1
First Amendment, dated December 10, 2009, to the Second Amended and Restated Credit and Guaranty Agreement, dated as of October 28, 2009, by and among the Company and certain of its subsidiaries, Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.